UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 23, 2004

BEVERLY ENTERPRISES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-9550	62-1691861
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
One Thousand Beverly Way
Fort Smith, Arkansas 72919
(Address of principal executive offices)

Registrant’s telephone number, including area code: (479) 201-2000

Registrant’s website: www.beverlycares.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     We are filing this Current Report on Form 8-K to amend our Consolidated Financial Statements for the years ended December 31, 2003, 2002 and 2001, as well as our Management’s Discussion and Analysis of Financial Condition and Results of Operations, included in our Form 10-K for the fiscal year ended December 31, 2003, as amended on Form 10-K/A filed on June 14, 2004, to reflect reclassifications to discontinued operations and to modify related disclosures in accordance with the provisions of Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets.” We disposed of certain nursing facilities and a home medical equipment business, as well as classified certain nursing facilities as held for sale during the six months ended June 30, 2004, which have been reclassified to discontinued operations for all periods presented in accordance with generally accepted accounting principles and applicable Securities and Exchange Commission (“SEC”) reporting requirements. This document includes a Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, on the amended Consolidated Financial Statements. This filing is being done in contemplation of an offering to exchange our 7⅞% Series B Senior Subordinated Notes due 2014, to be registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-4, for our currently outstanding 7⅞% Series A Senior Subordinated Notes due 2014. The filing of this Form 8-K shall not be deemed an admission that the Form 10-K or Form 10-K/A, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make a statement not misleading.

     In this report, when we use words such as “today,” “recently,” “current” or “currently,” or phrases such as “as of the date hereof,” or “as of the date of this report,” we are referring to September 23, 2004, the date we filed this report with the SEC.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

     References throughout this document to the Company include Beverly Enterprises, Inc. and its wholly owned subsidiaries. In accordance with the SEC “Plain English” guidelines, this Current Report on Form 8-K has been written in the first person. In this document, the words “we”, “our”, “ours” and “us” refer only to Beverly Enterprises, Inc. and its wholly owned subsidiaries and not to any other person.

     Statements contained in this Current Report on Form 8-K, including the exhibits attached hereto and incorporated herein, and other information we provide from time to time, contain certain statements that are not historical facts and may be forward-looking statements within the meaning of United States federal securities law. All statements regarding our expected future financial position, results of operations or cash flows, continued performance improvements, ability to service, refinance, replace and comply with our debt obligations, ability to finance growth opportunities, ability to control our patient care liability costs, ability to respond to changes in government regulations, ability to execute our three-year strategic plan, and similar statements including, without limitation, those containing words such as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “plans,” and other similar expressions are forward-looking statements. These forward-looking statements reflect management’s beliefs and assumptions and are based on information currently available to management. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance, achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by us in those statements. These risks, uncertainties and other factors include, among others:

•	national and local economic conditions, including their effect on the availability and cost of labor, utilities and materials;

•	the effect of government regulations and changes in regulations governing the healthcare industry, including our compliance with such regulations;

•	changes in Medicare and Medicaid payment levels and methodologies and the application of such methodologies by the government and its fiscal intermediaries;

•	the effects of adopting new accounting standards;

•	our ability to integrate acquisitions and realize synergies and accretion;

•	liabilities and other claims asserted against us, including patient care liabilities, as well as the resolution of lawsuits brought about by the announcement or settlement of government investigations and the announcement of increases in reserves for patient care liabilities;

•	our ability to predict future reserve levels for patient care and workers’ compensation liabilities;

•	our ability to obtain adequate insurance coverage with financially viable insurance carriers, as well as the ability of our insurance carriers to fulfill their obligations;

•	our ability to execute strategic divestitures in a timely manner at fair values;

•	our ability to improve our fundamental business processes and reduce costs throughout the organization;

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•	our ability to attract and retain qualified personnel;

•	the availability and terms of capital to fund acquisitions, capital improvements and ongoing operations;

•	our ability to repurchase our stock and changes in the stock price after any such repurchases;

•	the competitive environment in which we operate;

•	our ability to maintain and increase census (volume of residents) levels; and

•	demographic changes.

     All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.
Not applicable

(b)	Pro Forma Financial Information
Not applicable

(c)	Exhibits

Exhibit No.	Exhibit
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Amended Item 6. Selected Financial Data, Amended Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Amended Item 8. Consolidated Financial Statements, in each case presenting certain operations as discontinued for the periods included in the Beverly Enterprises, Inc. Annual Report on Form 10-K for the year ended December 31, 2003, as amended on Form 10-K/A filed on June 14, 2004, and Item 15(a). Index to Consolidated Financial Statements and Financial Statement Schedules

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SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEVERLY ENTERPRISES, INC. Registrant
Dated: September 23, 2004	By:	/s/ PAMELA H. DANIELS
Pamela H. Daniels
Senior Vice President, Controller and Chief Accounting Officer

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